Exhibit 10.21

EXECUTION COPY

FIRST AMENDMENT dated as March 30, 2018 (this “Amendment”), to the Subordinated Term Loan and Security Agreement dated as of October 23, 2017(the “Agreement”), by and between B. RILEY PRINCIPAL INVESTMENTS, LLC, a Delaware limited liability company (“Lender”), and SONIM TECHNOLOGIES, INC., a Delaware corporation (“Borrower”). Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Agreement.

RECITAL

Borrower has requested that Lender increase the term loan commitment under the Agreement from $10,000,000 to $12,000,000, and Lender is willing to agree to such increase on the terms and conditions of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

Section 1. Amendment. Borrower and Lender hereby agree to amend the Agreement by changing the definition of “Term Loan Commitment” to read as follows:

“Term Loan Commitment” means an amount equal to Twelve Million Dollars

($12,000,000).

In connection with such increase in the Term Loan Commitment, Borrower shall execute and deliver to Lender an amended and restated subordinated secured promissory note (the “New Note”) dated the Amendment Effective Date (as defined below) and substantially in the form attached hereto as Exhibit A, and Borrower and Lender hereby agree further to amend the Agreement by changing the definition of “Term Loan Note” to read as follows:

“Term Loan Note” means the Amended and Restated Subordinated Secured Promissory Note, dated the effective date of the first amendment to this Agreement, in the principal amount of the Term Loan Commitment (as amended by such first amendment), executed by Borrower to the order of Lender, in form and substance satisfactory to Lender.

The term loan note originally issued by Borrower to Lender under the Agreement (the “Original Note”) shall be exchanged for the New Note, and all outstanding Term Loans and Term Loan Advances under the Original Note shall be deemed to (i) be made under the New Note, (ii) continue in full force and effect under the New Note and the Agreement (as amended hereby) and (iii) be secured by the uninterrupted and continued security interest in the Collateral granted pursuant to the Agreement.

Notwithstanding the provisions of Section 2.2(d) of the Agreement, prepayments of the Term Loan which do not reduce the aggregate outstanding principal amount of the Term Loan below

$10,000,000 may be made without the requirement to pay a Prepayment Charge.

Section 2.        Representations and Warranties. Borrower hereby represents and warrants to Lender that as of the Amendment Effective Date:

(a)The execution, delivery, and performance of this Amendment and the New Note are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s organizational documents, nor will they constitute an event of default under any material agreement by which Borrower is bound.

(b)     This Amendment and the New Note are the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

(c)       The Agreement and the other Loan Documents are in full force and effect and shall remain in full force and effect as amended hereby following the effectiveness of this Amendment.

(d)       All outstanding Term Loans and Term Loan Advances under the Original Note shall continue in full force and effect under the New Note and the Agreement, and be secured by the uninterrupted and continued security interest in the Collateral granted pursuant to the Agreement.

(e)       Borrower is in full compliance with all terms and provisions set forth in the Agreement and the other Loan Documents to be observed or performed by it, as amended by the express terms of this Amendment.

(f)        The representations and warranties of Borrower set forth in the Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

(g)       After giving effect to this Amendment, no Event of Default, or any event that upon notice, lapse of time or both would become an Event of Default is continuing.

Section 3.        Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that all the following conditions precedent are satisfied: (i) the execution and delivery of this Amendment by Borrower and Lender, (ii) the execution and delivery of the New Note by Borrower to Lender in exchange for the Original Note and (iii) the receipt by Lender of a legal opinion of Borrower’s counsel covering this Amendment and the New Note in a form as may be reasonably satisfactory to Lender.

Section 4.General.

(a)       Full Force and Effect. The Agreement, as expressly amended hereby, and the other Loan Documents (including the New Note) shall continue in full force and effect in accordance with the provisions thereof, and no change or modification in any of the terms thereof except for the amendments to the Agreement specifically set forth in Section 1 hereof has been effected. As used in the Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment, and all references to the “Term Loan Note” in the Agreement and the other Loan Documents shall be deemed to be references to the New Note.

(b)     Applicable Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.

(c)       Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same instrument.

(d)       Further Assurance. Borrower shall execute and deliver to Lender such documents and certificates as Lender may reasonably request to effect the amendment contemplated by this

Amendment.

(e)       Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

(f)        Waiver and Release. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Agreement (as amended hereby) and the other Loan Documents to which Borrower is a party (including the New Note) represent valid and enforceable obligations of Borrower. Borrower agrees that there are no existing claims, defenses (personal or otherwise) or rights of offset whatsoever on behalf of Borrower with respect to the Term Loans or any of the Loan Documents (other than payments made thereunder). In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former members, directors, officers, employees and agents (and their separate and respective heirs, personal representatives, successors and assigns) from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, of which Borrower now has, had prior to the date hereof or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof, arising out of or in any way connected with the Term Loans, this Amendment, the Agreement or the other Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

SONIM TECHNOLOGIES, INC., a Delaware corporation

By:

Name:

Title:

B. RILEY PRINCIPAL INVESTMENTS, LLC, a Delaware limited liability company

EXHIBIT A [Form of New Note]

THIS AMENDED AND RESTATED SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE IS SUBJECT TO THE TERMS OF THE SUBORDINATION AGREEMENT, DATED AS OF OCTOBER 23, 2017, IN FAVOR OF EAST WEST BANK (OR ITS SUCCESSOR THEREUNDER), WHICH SUBORDINATION AGREEMENT (AS AMENDED IN ACCORDANCE WITH ITS TERMS) IS INCORPORATED HEREIN BY REFERENCE.

AMENDED AND RESTATED SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE

$12,000,000March    , 2018

FOR VALUE RECEIVED, the undersigned, SONIM TECHNOLOGIES, INC., a Delaware corporation (“Borrower”), hereby promises to pay to the order of B. RILEY PRINCIPAL INVESTMENTS, LLC, a Delaware limited liability company ("Lender"), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of the lesser of (i) Twelve Million Dollars ($12,000,000) and (ii) the aggregate unpaid principal amount of the Term Loan Advances made pursuant to this Amended and Restated Subordinated Secured Promissory Note (this “Note”), and accrued interest thereon, as provided in the Subordinated Term Loan and Security Agreement, dated as of October 23, 2017, by and between Borrower and Lender (as amended from time to time, the "Loan Agreement").

Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

1.         Interest. Interest shall accrue on the terms and conditions set forth in Section 2.2 of the Loan Agreement.

2.         Payment. The outstanding principal amount of the Term Loan Advances shall be repaid in full on the Maturity Date. Borrower may prepay all or any portion of the Term Loan at any time and from time to time, in whole or in part, subject to the terms and conditions set forth in Section 2.2(d) of the Loan Agreement. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.

3.         Security Interest. Payment of the amounts due hereunder is secured by Borrower’s grant to Lender of a security interest in the Collateral pursuant to the terms of the Loan Agreement and, subject to the terms of the Subordination Agreement, Lender shall have all the rights with respect to the Collateral set forth in the Loan Agreement, as well as all the rights of a secured party under the UCC.

4.Optional Conversion.

(a)       Upon the written election of Lender delivered to Borrower at any time on or prior to the Maturity Date (an “Election Notice”), the Convertible Amount shall be converted in full into shares of the Series A-3 Preferred Stock of Borrower (the “Series A-3 Preferred”), with such conversion deemed to be effective upon Borrower’s receipt of the Election Notice. The number of shares of Series A-3 Preferred to be issued upon such conversion shall be the number obtained by dividing (A) the Convertible Amount on the date of conversion by (B) 0.59136 (such price to be adjusted for stock splits, stock dividends and the like with respect to the Series A-3 Preferred), rounded to the nearest whole share. “Convertible Amount” on any date is the sum of (A) the lesser of (i) the principal outstanding on such date and (ii) the product of (x) the aggregate principal amount of the Term Loan Advances made by Lender to Borrower and (y) the Designated Percentage, and (B) the accrued interest on such date, including, if it has not yet been compounded and added to this Note’s principal in accordance with the Loan Agreement, the interest accrued prior to the first anniversary of the Effective Date. The “Designated Percentage” is (i) one hundred percent (100%) if the conversion date is prior to the first anniversary of the Effective Date, (ii) seventy-five percent (75%) if the conversion date is on or after the first anniversary of the Effective Date and prior to the second anniversary of the conversion date, (iii) fifty percent (50%) if the conversion date is on or after the second anniversary of the Effective Date and prior to the third anniversary of the conversion date, (iv) twenty-five percent (25%) if the conversion date is on or after the third anniversary of the Effective Date and prior to the fourth anniversary of the conversion date, and (v) twelve and a half of percent (12.5%) if the conversion date is on or after the fourth anniversary of the Effective Date and on or prior to the Maturity Date.

(b)       If the conversion of this Note would result in the issuance of a fractional share, Borrower shall, in lieu of issuance of such fractional share, pay Lender a sum in cash equal to the product resulting from multiplying the then current fair market value, as determined in good faith by Borrower's Board of Directors, of one share of Series A-3 Preferred Stock by such fraction.

(c)       As a condition precedent to Lender's receipt of Series A-3 Preferred shares upon conversion of the Convertible Amount, the Lender shall execute and deliver counterpart signature pages to the agreements between Borrower and the holders of the outstanding Series A-3 Preferred (the "Stockholder Documents"). Upon such execution and delivery, Lender shall be entitled to the rights and benefits granted to the other holders of Series A-3 Preferred pursuant to the Stockholder Documents, including, but not limited to, any registration rights, information rights, preemptive rights, rights of first refusal, co-sale rights and voting rights. As soon as practicable after conversion of this Note, the Company, at its expense, will cause to be issued in the name of and delivered to Lender, a certificate or certificates representing the number of fully paid and nonassessable shares of the Series A-3 Preferred to which Lender shall be entitled upon such conversion.

(d)       Borrower shall at all times maintain and reserve a sufficient number of shares of Series A-3 Preferred Stock for issuance upon the conversion of this Note in accordance with this Section 4. If, notwithstanding the foregoing covenant, at the time of conversion there are insufficient authorized shares of Series A-3 Preferred to permit full conversion of the Convertible

Amount, then Borrower shall take all corporate action necessary to authorize a sufficient number of shares of Series A-3 Preferred to permit such conversion in full. Borrower stipulates that Lender's remedies at law in the event of any default or threatened default by Borrower of this Section 4(d) are not and will not be adequate to the fullest extent permitted by law, and that this Section 4(d) may be specifically enforced by a decree for the specific performance of this Section

4(d) or by an injunction against a violation of this Section 4(d).

5.         Waiver.   Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender to be a true and correct copy of this Note in all material respects.

6.         Governing Law; Interpretation. This Note shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.   Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

7.Time of Essence. Time is of the essence of each and every provision of this Note.

8.         Amendment and Restatement. This Note amends and restates the Subordinated Secured Promissory Note dated October 23, 2017 (the “Original Note”), which was executed and delivered in connection with the execution and delivery of the Loan Agreement. All outstanding Term Loans and Term Loan Advances under the Original Note shall be deemed to (i) be made under this Note, (ii) continue in full force and effect under this Note and the Loan Agreement and (iii) be secured by the uninterrupted and continued security interest in the Collateral granted pursuant to the Loan Agreement.

SONIM TECHNOLOGIES, INC.

By:                                                               Name:                                                         Title: